1 Second Quarter 2021 Earnings July 28, 2021

2IDEX Proprietary & Confidential Agenda IDEX Business Overview • IDEX Overview • Growth Investments • Orders & End Market Update Financials • Q2 Performance • Operating Profit 2021 Guidance IDEX Difference Update Q&A

3IDEX Proprietary & Confidential Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13712090 • Log on to: www.idexcorp.com

4IDEX Proprietary & Confidential Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the anticipated effects of the coronavirus pandemic, including with respect to the Company’s revenues, facility closures and access to capital, capital expenditures, acquisitions, cost reductions, cash flow, cash requirements, revenues, earnings, market conditions, global economies, plant and equipment capacity and operating improvements, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the company believes,” “the company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: the duration of the coronavirus pandemic and the effects of the coronavirus on our ability to operate our business and facilities, on our customers and on the U.S. and global economy generally; economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors, and levels of capital spending in certain industries – all of which could have a material impact on order rates and IDEX’s results, particularly in light of the low levels of order backlogs it typically maintains; its ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the company operates; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the company’s most recent annual report on Form 10-K filed with the SEC and the other risks discussed in the company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the six-month period ending June 30, 2021, which is available on our website.

5IDEX Proprietary & Confidential Business Update

6IDEX Proprietary & Confidential IDEX Overview Execution Within a Disruptive Environment • Continue to overcome material shortages, logistics hurdles, staffing challenges • Increased for our short cycle businesses in the quarter • Disruptions hit plateau – don’t see getting worse, but will take time to improve Strong Commercial Performance • Record orders and backlog • All segments above 2019 order levels • Industrial projects next phase of growth Attacking Price Capture & Productivity • Aggressive price capture as a response to sharp inflation • Core productivity = critical • Facility rationalization in Energy

7IDEX Proprietary & Confidential Growth Investments - Increasing Inorganic Organic Doubling Emerging Markets Capacity Digitization Build Out Continued Growth and Productivity Expanded expertise in specialized air moving technologies Adding complementary capabilities in reciprocating positive displacement pumps

8 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 (20%) 8% 19% 4% 4% Record Order Performance Continued strong orders across all segments Sequential Trend vs. 2Q 2020 vs 2Q 2019 FMT 32% 6% HST 43% 23% FSD 46% 11% Total 39% 13% Organic Orders V%

9IDEX Proprietary & Confidential 2021 Market Outlook FLUID & METERING TECHNOLOGY HEALTH & SCIENCE TECHNOLOGY FIRE & SAFETY / DIVERSIFIED >0% vs pre-pandemic 2021 Q2 REVENUE $251M $275M $161M % OF TOTAL 37% 40% 23% Industrial Agriculture Water Energy Chemical Semiconductor Food / Pharma Automotive Analytical Instrumentation Life Sciences Industrial Dispensing Automotive Industrial / Other Fire / Rescue <0% vs pre-pandemic

10IDEX Proprietary & Confidential Financials

11IDEX Proprietary & Confidential IDEX Q2 Financial Performance Record Q2 order growth and strong rebound from pandemic amid supply chain challenges $1.10 $1.61 Q2 2020 2021 21.1% 24.4% Q2 2020 2021 $161 $120 Q2 2020 2021 (Dollars in millions, excl. EPS) Sales Operating Margin* Earnings Per Share* Free Cash Flow *Operating margin and EPS data adjusted for fair value inventory step-up ($1.8M in Q2 2021 and $4.1M in Q2 2020), restructuring expenses ($3.1M in Q2 2021 and $3.8M in Q2 2020), and corporate transaction indemnity ($3.9M in Q2 2021). Additionally, EPS adjusted for the termination of U.S. pension plan ($9.7M in Q2 2021) and loss on early debt redemption ($8.6M in Q2 2021 and $8.4M in Q2 2020). Organic: 17% increase 46% increase 330 bps increase 25% decrease $561 $686 Q2 2020 2021

12IDEX Proprietary & Confidential 41 10 3 5 (11) 2Q'20 Adj Organic Flow Thru Price/ Productivity/ Inflation Mix Discretionary / Reinvestment Acq/FX 2Q'21 Adj 119 167 Q2 Adjusted Operating Income Walk Post-COVID volume rebound tempered by supply chain pressure and reinvestment (Dollars in millions) Flow through @ PY GM% 43% Organic flow through ex Acq / FX 45% Total flow through 39%

13IDEX Proprietary & Confidential 2021 Guidance Summary Q3 2021 EPS estimate range: $1.57 – $1.61 Organic revenue growth: 14% - 16% Operating margin: ~24.5% Tax rate: ~23% FX impact: ~1.0% topline benefit based on June 30, 2021 FX rates Corporate costs: ~$21 million FY 2021 EPS estimate range: $6.26 – $6.36 Organic revenue growth: 11% – 12% Operating margin: ~24.5% FX impact: : ~2.0% topline benefit based on June 30, 2021 FX rates Other modeling items: • Airtech acquisition to contribute ~$0.06 in 2H 2021 •Tax rate: ~23% •Cap Ex: $65M+ •Free cash flow will be approximately 110% - 115% of net income •Corporate costs: $77 million •EPS estimate excludes all future acquisitions and associated costs and any future restructuring expenses

14IDEX Proprietary & Confidential IDEX Difference Updates Solar Energy Investments • First project 1,314 rooftop panels in Germany • Will provide 30% of plant’s electricity needs Hired Chief Diversity, Equity and Inclusion Officer • Troy McIntosh joins from U.S. Cellular • Will build global roadmap and success measures for DE&I at IDEX • Reports directly to CEO European Flood Response • Employees impacted at Vetter in Germany • The spirit of IDEX – Colleagues volunteer • Pumps expertise put to work in recovery efforts

15IDEX Proprietary & Confidential Appendix

16IDEX Proprietary & Confidential Fluid & Metering Technologies $199 $278 Q2 2020 2021 $219 $251 Q2 2020 2021 Q2 Highlights:  Strong industrial days rates, looking for projects to layer in  Agriculture remains at record levels  Energy and Chemical markets lag due to lack of investment and longer project cycles.  Water has maintained as we continue to monitor municipal budgets Volume and price capture partly offset by increased inflation and reinvestment 70 bps increase (Dollars in millions) Orders Sales Operating Margin* Q2 Sales Mix: Organic 8% Acquisition 4% FX 3% Reported Sales 15% *Operating margin adjusted for fair value inventory step-up ($1.8M in Q2 2021 and $4.1M in Q2 2020) and restructuring expenses ($1.9M in Q2 2021 and $1.8M Q1 2020). Organic: 32% increase Organic: 8% increase 26.0% 26.7% Q2 2020 2021

17IDEX Proprietary & Confidential Health & Science Technologies Q2 Highlights:  Scientific Fluidics & Optics driven by strength in analytical instrumentation and optics  Gast industrial recovered to 2019 levels  MPT experiencing continued strength in Food and Pharma markets  Sealing Solutions saw continued strengthening in the Semicon and Automotive Strong volume and price capture partly offset by inflation and reinvestment $198 $283 Q2 2020 2021 $216 $275 Q2 2020 2021 Organic: 43% increase 500 bps increase (Dollars in millions) Orders Sales Operating Margin* *Operating margin adjusted for restructuring expenses ($0.4M in Q2 2021 and $1.2M Q2 2020). Organic: 25% increase 22.8% 27.8% Q2 2020 2021 Q2 Sales Mix: Organic 25% Divestiture (1%) FX 4% Reported Sales 28%

18IDEX Proprietary & Confidential Fire & Safety / Diversified Products Q2 Highlights:  Fire & Rescue recovery slowed by lack of large tenders and continued slow down in EM  Band-IT strong rebound in Automotive, Energy, and Industrial  Dispensing solid recovery driven demand within paint markets globally Volume and price capture partly offset by inflation and reinvestment $126 $191 Q2 2020 2021 $127 $161 Q2 2020 2021 Q2 Sales Mix: Organic 22% FX 5% Reported Sales 27% (Dollars in millions) Orders Sales Operating Margin* *Operating margin adjusted for restructuring expenses ($0.1M in Q2 2021 and $0.6M in Q2 2020). Organic: 46% increase Organic: 22% increase 350 bps increase 23.2% 26.7% Q2 2020 2021